                      SECURITIES AND EXCHANGE COMMISSION
                                      8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported)  February 26, 1997
                                   -----------------



TELEPORT COMMUNICATIONS GROUP INC.
(Exact Name of Registrant as specified in its Charter)



Delaware                                 0-20913             13-3173139
--------------------------------------------------------------------------------
(State or Other jurisdiction of          (Commission         (IRS Employer of
Incorporation)                           File Number)        Identification No.)



One Teleport Drive, Staten Island, New York                   10311
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number including area code             (718) 355-2000

ITEM 5. OTHER EVENTS
THE REGISTRANT ISSUED THE FOLLOWING PRESS RELEASE ON FEBRUARY 26, 1997:

TELEPORT COMMUNICATIONS GROUP INC. (TCG) REPORTED DECEMBER QUARTER 1996
RESULTS: RECORD QUARTERLY REVENUES OF $87.4 MILLION GENERATED EBITDA OF $6.2 MILLION.

For Immediate Release:
NEW YORK, N.Y. FEBRUARY 26 , 1997

TCG (Nasdaq/NM:TCGI) reported record fourth quarter 1996 revenues of $87.4 million, a 61% increase over $54.4 million for the same period in 1995. Fourth quarter 1996 EBITDA increased by $4.1 million or 189% over the same period in 1995.

Results were especially strong for the fourth quarter and revenues and EBITDA were further boosted by a $1.8 million non-recurring benefit from an interconnection rate adjustment. Prior to the one time year end benefit, quarterly revenues were $85.6 million, an increase of 18% over third quarter's $72.7 million. This represented TCG's highest sequential quarterly revenue growth rate in the last two years. Prior to the non-recurring benefit, fourth quarter 1996 EBITDA was $4.4 million, a 43% sequential quarterly growth rate from a sequential 18% growth in revenues. December quarter, 1996 was the fifth consecutive quarter of positive EBITDA for TCG.

                      ------- Quarter -------           For the Year Ended
                                                            December 31,

   ($ in millions)        4Q96        4Q95                  1996    1995
                          ----        ----                  ----    ----
  Revenues               $87.4       $54.4                $283.4  $184.9
  % Increase              61 %                              53 %
  EBITDA                 $ 6.2       $ 2.1                $ 12.6  $  0.6

For the year 1996, revenues totaled $283.4 million, an increase of $98.5 million or 53% over the year 1995. EBITDA for the year 1996 was $12.6 million or over 20 times 1995's total year EBITDA of $589,000.

"Fourth quarter was an exceptionally strong quarter in terms of revenues and EBITDA. In the fourth quarter, we saw some of the benefits from the expanding sales force and programs in new products and services as well as in new geographic markets. By simultaneously improving our sales productivity and adding to our sales force, I am confident that we will continue to leverage our network and generate growth in both revenues and EBITDA." said Bob Annunziata, TCG's Chairman and CEO.

NOTE: All results (financial and operational) presented in this release for periods prior to July 1, 1996 are on a pro forma basis to reflect the Reorganization, described in TCG's SEC Registration Statements.

Revenue Growth:
--------------
In the fourth quarter, TCG continued to grow switched revenues at a higher rate than dedicated service revenues. Switched service revenues (prior to the non-recurring benefit) grew 18% from the third quarter 1996 and 75% from the same period in 1995 while dedicated service revenues grew 48% over the fourth quarter 1995. Access lines at year-end 1996 totaled 138,555, an increase of 82% over 76,124 lines at year-end 1995.

Growth in switched revenues was due to higher sales in our existing 16 cities providing switched services and new switched service revenues from the activation of two new switches, one in Phoenix and one in Denver. A third switch in Indianapolis became operational near year end 1996 and initial switched service revenues are anticipated for that city in first quarter 1997. For the year ended December 31, 1996, switched services revenues were 40% of total revenues compared to 34% for the year 1995.

In 1996, high speed data services were introduced in 19 cities compared to 10 cities in 1995. Data is 2% of total revenues for the year 1996; however, this line of business continues to be a high growth opportunity for TCG. Data revenues grew 134% in the fourth quarter 1996 from the same period in 1995. Data circuits in use at year-end 1996 were 414, up 36% sequentially and 280% from year-end 1995.

Annualized monthly recurring revenue in December 1996 was $329.0 million, a 56% increase from $211.1 million in December 1995, providing a strong foundation for 1997.

Network Expansion:
-----------------
-------------------------------------------------------------------------------
                                           12/31/96    12/31/95  Increase
                                          ---------   ---------  ---------
-------------------------------------------------------------------------------
Route Miles                                   6,744       5,428      1,316
-------------------------------------------------------------------------------
Fiber Miles                                 346,039     253,285     92,754
-------------------------------------------------------------------------------
Tel. Switches                                  25          21          4
ATM circuits                                  414         109        305
-------------------------------------------------------------------------------
MSAs                                           57*         48          9
-------------------------------------------------------------------------------
Voice Grade Equiv                         4,428,770   2,871,000  1,557,770
-------------------------------------------------------------------------------
Buildings (on net)                            3,074       2,185        889
          (off net)                           4,916       2,551      2,365
          --------                        ---------   ---------  ---------
                                              7,990       4,736      3,254
  Total Bldgs
-------------------------------------------------------------------------------
*Includes 2 MSAs from Eastern TeleLogic, Inc. acquisition, which is anticipated to close shortly.

In the fourth quarter, capital expenditures were $126.6 million. For the year ended December 31, 1996, capital expenditures totaled $358.2 million. Use of funds was primarily for expansion of the network by an additional 1,316 route miles and locations in 889 additional on-net buildings.

Operating Results:
-----------------
While TCG continues to expand geographically, the benchmark of success for the company is clearly in terms of leveraging the expanding network. Fourth quarter 1996 EBITDA margin was reported at 7.1% of revenues and prior to the non-recurring benefits, the EBITDA margin was 5.1%. This was a continuation of the steady quarterly margin improvements from 4.2%, 3.6%, and 1.7% for the third, second and first quarters, respectively in 1996.

For the year 1996, the EBITDA margin was 4.4% of revenues compared to 0.3% for the year 1995. The solid margin expansion for the year was due to sales, general and administrative (SG&A) expenses growing at 37% while revenues grew at 53%. As a percentage of revenues, SG&A improved from 38.7% in 1995 to 34.7% in 1996.

At year-end 1996, TCG had 2,050 employees compared to 1,499 at year-end 1995. Productivity per employee in terms of revenues and EBITDA improved. Revenues per employee increased by 14% from an average of $141,000 per employee in 1995 to an average of $160,000 per employee in 1996. Average EBITDA for the year improved over 15 fold from $450 per employee in 1995 to $7,080 per employee in 1996.

The net loss for the fourth quarter of 1996 was $43.5 million or $0.27 per share compared with $24.1 million for the same period in 1995. The additional net loss was due primarily to an increase of $3.6 million in depreciation and amortization associated with network and product expansion, $13.1 million in net interest expense and $6.5 million in additional losses for unconsolidated affiliates. For the year 1996, net loss was $126.6 million compared to $67.6 million in 1995. The $12 million improvement in EBITDA for the year 1996 was offset by an incremental $33.4 million for additional depreciation expense, $30.9 million for net interest expense and $6.3 million for additional losses in consolidated affiliates.

Acquisitions:
-------------
On February 4, 1997, TCG completed the transaction to acquire CERFnet Services, Inc., a tier one Internet Service Provider for 2.1 million shares of Class A common stock. In 1996, CERFnet generated over $9 million in annual revenues from more than 6,000 business customers and professional dial-up users. In 1997, TCG will begin to realize some of the sales synergies between CERFnet and TCG's sales force and begin the implementation program to template CERFnet's infrastructure in 7 additional cities; Chicago, Denver, Boston, New Washington D.C., Dallas and Houston.

On January 31, 1997, TCG received the last regulatory approval needed to acquire the remaining interest in Eastern TeleLogic, Inc. , a leading competitive local exchange carrier with networks in Philadelphia; Camden, New Jersey and Wilmington, Delaware. TCG anticipates the transaction will close shortly and looks forward to the ability to offer wholesale long distance along the Eastern Corridor from New Hampshire to Virginia.

This press release, other than historical financial information, contains forward - looking statements that involve risks and uncertainties detailed in the company's SEC reports and registration statements. Actual results may vary materially.

TABLE 1
-------

                      TELEPORT COMMUNICATIONS GROUP, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

($ in millions)

                                                     Three Months Ended
                                                         December 31
                                                 --------------------------
                                                     1996          1995*
                                                     ----          ----
                                                 ---------------------------
Revenue                                             $ 87.4        $ 54.4
                                                 ---------------------------
Expenses:
----------------------------------------------------------------------------
  Operating                                           51.5          31.3
  Selling, Gen, & Admin.
----------------------------------------------------------------------------
                                                      29.7          21.0
----------------------------------------------------------------------------
  Depreciation/Amort.                                 27.3          23.7
                                                      ----          ----
----------------------------------------------------------------------------
Operating loss                                       (21.1)        (21.6)
----------------------------------------------------------------------------
Interest Income                                       12.9           1.0
----------------------------------------------------------------------------
Interest Expense                                     (29.2)         (4.2)
----------------------------------------------------------------------------
Minority Interest                                      1.3           0.9
----------------------------------------------------------------------------
Equity of Unconsol. Affiliates                        (6.7)         (0.2)
----------------------------------------------------------------------------
Loss Before Taxes                                    (42.8)        (24.1)
                                                     ------        ------
----------------------------------------------------------------------------
Income Tax Provision                                   (.7)            --
                                                     ------        ------
----------------------------------------------------------------------------
Net Loss                                            $(43.5)       $(24.1)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

EBITDA                                              $  6.2        $  2.1
----------------------------------------------------------------------------
EPS*                                                $  (.27)      $  (.18)
----------------------------------------------------------------------------
Weighted Ave. Shares* (millions)                     159.9         132.9
----------------------------------------------------------------------------

 *1995 results, including EPS are pro forma for the Reorganizations which occurred in 1996.

  TABLE 2
  -------

                      TELEPORT COMMUNICATIONS GROUP, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

($ in millions)
                                                For the Year Ended
                                                    December 31
-------------------------------------------------------------------------------
                                                1996*         1995*
                                                ----          ----
-------------------------------------------------------------------------------
Revenues                                     $ 283.4        $ 184.9
Expenses:
-----------------------------------------------------------------------------
  Operating                                    172.4          112.6
  Selling, Gen, & Admin.                        98.4           71.7
-----------------------------------------------------------------------------
  Depreciation/Amort                            96.2           62.8
                                             -------        -------
-----------------------------------------------------------------------------
Operating loss                                 (83.6)         (62.2)
-----------------------------------------------------------------------------
Interest Income                                 29.2            4.8
-----------------------------------------------------------------------------
Interest Expense                               (66.9)         (11.6)
-----------------------------------------------------------------------------
Minority Interest                                4.7            3.2
-----------------------------------------------------------------------------
Equity of Unconsol. Affiliates                  (7.7)          (1.4)
                                              -------        -------
-----------------------------------------------------------------------------
Loss Before Taxes                             (124.3)         (67.2)
-----------------------------------------------------------------------------
Income Tax Provision                            (2.3)           (.4)
                                             -------        -------
Net Loss                                    $ (126.6)       $ (67.6)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EBITDA                                      $   12.6        $   0.6
-----------------------------------------------------------------------------
EPS*                                        $   (0.86)      $   (.51)
-----------------------------------------------------------------------------
Weighted Ave. Shares (in millions)             146.4          132.9
-----------------------------------------------------------------------------

*1995 and YTD 1996 results are pro forma for the Reorganization which occurred in 1996.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf of the undersigned, thereunto authorized.


TELEPORT COMMUNICATIONS GROUP, INC.





Dated: March 5, 1997          By:    ______________________________



                              Name:     Maria Terranova-Evans
                              Title:    Vice President and Controller
                                        (Principal Accounting Officer)